UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2021

REGENXBIO INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37553	47-1851754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9600 Blackwell Road, Suite 210 Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

(240) 552-8181

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 5, 2021, REGENXBIO Inc. (the “Company”) issued a press release (the “Press Release”) regarding program updates and its financial condition for the year ended December 31, 2020. The disclosure regarding the Company’s cash, cash equivalents and marketable securities as of December 31, 2020 in the subheading bullets of the Press Release and in the section titled “Financial Guidance” of the Press Release is furnished in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles. All financial data in this press release for the year ended December 31, 2020 is preliminary, as financial close procedures for the year ended December 31, 2020 are not yet complete. These estimates are not a comprehensive statement of the financial position of the Company for the year ended December 31, 2020. Actual results may differ materially from these estimates as a result of the completion of normal year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and management’s review of the Company’s financial statements for the year ended December 31, 2020 and the subsequent occurrence or identification of events prior to the filing of the financial results for the year ended December 31, 2020 on Form 10-K with the Securities and Exchange Commission.

The information in Item 2.02 of this Current Report on Form 8-K, along with the disclosure regarding the Company’s cash, cash equivalents and marketable securities as of December 31, 2020 in the subheading bullets of the Press Release and in the section titled “Financial Guidance” of the Press Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

The Press Release also includes information regarding program updates and certain anticipated milestones and financial guidance of the Company relating to periods subsequent to 2020.

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, with the exception of the disclosure regarding the Company’s cash, cash equivalents and marketable securities as of December 31, 2020 in the subheading bullets of the Press Release and in the section titled “Financial Guidance” of the Press Release, which is furnished as set forth in Item 2.02 above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated January 5, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENXBIO INC.

Date: January 5, 2021	By:	/s/ Patrick J. Christmas II
Patrick J. Christmas II
Senior Vice President, Chief Legal Officer